Exhibit 99.1

FOR IMMEDIATE RELEASE

Bottomline Appoints Three New Directors to Board of Directors

PORTSMOUTH, N.H., October 20, 2021 — Bottomline Technologies (Nasdaq: EPAY), a leading provider of financial technology that makes complex business payments simple, smart and secure, today announced that it has agreed with shareholders Clearfield Capital Management LP and Sachem Head Capital Management LP to appoint to its Board of Directors Philip Hilal, managing partner of Clearfield, Larry Klane, Co-Founding Principal of Pivot Investment Partners LLC, and Michael Curran, an experienced senior financial services executive. With these appointments, which are effective November 8, 2021, the Bottomline Board will be expanded to eleven directors.

Bottomline also announced that the Board has formed a new Strategy Committee responsible for evaluating and making recommendations with respect to the Company’s market position and strategy, acceleration of subscription revenue growth and opportunities to create additional shareholder value.

Joe Mullen, Chairman of the Bottomline Board, said, “We are excited to welcome Mike to the Bottomline Board. His 30 years of experience in the financial services industry, much of which was oriented around corporate payments, and deep knowledge of our business and operations, make him a valuable addition.”

“We are also pleased to have Phil and Larry join our Board as new directors,” continued Mr. Mullen. “Phil brings valuable expertise and perspective as one of Bottomline’s significant shareholders, and Larry provides unique counsel from his leadership experience in the financial services industry. The addition of Mike, Phil and Larry to Bottomline’s Board underscores our ongoing commitment to bring fresh perspectives into the boardroom. Bottomline continues to make important progress towards its goal of sustainable subscription revenue growth and capitalizing on the opportunities ahead in the large and growing B2B payments market, and we are confident our entire Board is committed to driving value for all shareholders.”

Mr. Hilal said, “We thank the Bottomline Board for its constructive engagement as we pursue our shared goal of creating meaningful value for all Bottomline stakeholders, including its customers, channel partners, employees and shareholders. We see exceptional value in Bottomline’s portfolio overall, and tremendous potential in the Company’s high-growth B2B payments assets in particular. I look forward to working with the Strategy Committee and the full Board to help Bottomline achieve its full potential.”

Scott Ferguson, managing partner of Sachem Head, stated, “We welcome the additions of Mike, Phil and Larry to the Board. There is tremendous value in Bottomline’s business, and we look forward to the Strategy Committee’s evaluation of the Company’s growth opportunities.”

About Mike Curran

Mr. Curran, 66, previously served on the Bottomline Board of Directors from 2006 to 2016 and held the position of Chairman of the Leadership Development and Compensation Committee. Until his recent retirement, Mr. Curran was Lead Market Executive at Bank of America, overseeing 91 U.S. local market teams in driving strategic initiatives supporting the brand and delivering capabilities to Bank of America clients and communities. In this position, he also led the Connecting Communities, Community Banking initiative, responsible for Bank of America’s tailored, community-centered approach to match resources with the needs of clients and small businesses in low- and moderate-income communities to help foster economic mobility. Prior to his most recent position at Bank of America, Mr. Curran served as Executive Vice President and Managing Director, Corporate Banking Services at Banco Santander from January 2009 to June 2013 and as Executive Vice President, Global Solutions Group of Sovereign Bank, from June 2007 to January 2009. From March 1995 to April 2006, Mr. Curran served as Executive Vice President, Global Treasury Services of Bank of America. Prior to his tenure at Bank of America, he was Executive Vice President at FleetBoston Financial Corporation, where he managed the bank’s Cash Management, Corporate Trust, Government Banking and Financial Institutions lines of business and was a member of the bank’s Leadership Advisory Group, Payments Council, Corporate Diversity Council, and a trustee of the FleetBoston Financial Foundation. Prior to joining FleetBoston, Mr. Curran served as the business unit manager for structured finance at Chemical Bank and held several management positions at Manufacturers Hanover Trust Co. in both New York and London.

Mr. Curran holds a B.A. from Colgate University.

About Philip Hilal

Mr. Hilal, 45, is the Founder of New York-based Clearfield Capital Management, a special-situations hedge fund employing intensive fundamental research and concentrated portfolio management. Prior to launching Clearfield in 2015, Mr. Hilal worked at Kingdon Capital Management as a global generalist, managing long and short investments in equity, debt and derivative instruments across industries and geographies using a deep-fundamental-research approach. From 2003 to 2006, he worked at Davidson Kempner Capital Management, where he focused on event-driven equity and credit investments. Mr. Hilal began his career at Goldman Sachs, where he held various positions including private equity, venture capital and investment banking.

Mr. Hilal holds an M.B.A. from Harvard Business School and a B.A. from Yale University, Phi Beta Kappa and magna cum laude.

About Larry Klane

Mr. Klane, 61, is a Co-Founding Principal of Pivot Investment Partners LLC, an investment firm that is exclusively focused on financial technology and financial services companies. Prior to co-founding Pivot in 2014, Mr. Klane was the Global Financial Institutions Leader at Cerberus Capital Management, where he worked to maximize the value of the firm’s financial services activities, including new transactions and existing portfolio of companies. He served on Board of Directors of Aozora Bank, a publicly-traded bank in Japan in which Cerberus held a controlling interest.

He joined Cerberus from Korea Exchange Bank, a leading publicly-traded Korean commercial and retail bank, where he served as Chair and CEO. Before that, Mr. Klane was President of the Global Financial Services division of Capital One Financial Corporation. He currently serves as a director of Navient

Corporation, a public company that is the leading provider of education loan management in the United States; The Real Brokerage Inc., a public company that is a technology-driven national real estate brokerage platform; and Goldman Sachs Bank USA, which is Goldman Sachs’ principal regulated banking subsidiary. He previously served on the Board of Directors of Nexi Group S.p.A, VeriFone Systems, Inc., Ethoca Limited and Aozora Bank.

Mr. Klane holds an M.B.A. from Stanford Graduate School of Business and a B.A. from Harvard University.

About Bottomline Technologies

Bottomline Technologies (Nasdaq: EPAY) makes complex business payments simple, smart, and secure. Corporations and banks rely on Bottomline for domestic and international payments, efficient cash management, automated workflows for payment processing and bill review, and fraud detection, behavioral analytics and regulatory compliance solutions. Thousands of corporations around the world benefit from Bottomline solutions. Headquartered in Portsmouth, NH, Bottomline delights customers through offices across the U.S., Europe, and Asia-Pacific. For more information visit www.bottomline.com.

Cautionary Language

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding, our expectations about our ability to execute on our strategic plans, achieve future growth and profitability, achieve financial goals, expand margins and increase shareholder value. Any statements that are not statements of historical fact (including but not limited to statements containing the words “likely,” “should,” “may,” “believes,” “plans,” “anticipates,” “expects,” “forecasts,” “look forward,” “opportunities,” “confident,” “trends,” “future,” “estimates,” “targeted,” “on track,” and similar expressions) should be considered to be forward-looking statements. Statements about the effects of the current and near-term market and macroeconomic environment on Bottomline, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties that are subject to change based on various important factors (some of which are beyond Bottomline’s control). Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors including, among others, competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions, including the potential effects of the COVID-19 pandemic on any of the foregoing. For additional discussion of factors that could impact Bottomline Technologies’ operational and financial results, refer to our Form 10-K for the fiscal year ended 2021.

Contact:

Joele Frank, Wilkinson Brimmer Katcher

Matt Sherman / Kara Brickman

212-355-4449